INVESTMENT IN SECURITIES	12 Months Ended
Dec. 31, 2023
Marketable Securities [Abstract]
INVESTMENT IN SECURITIES

NOTE 8. INVESTMENT IN SECURITIES

Investment in securities – current and noncurrent consist of the following:

	December 31
(in US$ thousands)	2023	2022
Debt securities, classified as available-for-sale	$5,548	$7,950
Equity securities	229	2,371
	$5,777	$10,321

Our Company’s investment in securities - current and noncurrent are invested in convertible promissory notes and preferred shares. During 2023, we recognized a realized exchange gain of $76 thousand arising from the partial repayment of the aforementioned promissory note. During 2021, we recognized gains of $125 thousand on disposal of investment in securities, consisting of a gain of $79 thousand on the disposal of an equity security that have been fully impaired years ago, and a gain of $46 thousand on the deemed disposal arising from the partial conversion of the aforementioned promissory note into the preferred shares. Certain of our investment in securities, though denominated in US dollars, are held by an entity of ours whose functional currency is not US dollars, resulting to unrealized exchange gain or loss accounted for as other comprehensive income or loss, and corresponding translation adjustment accordingly.

The promissory notes are purchased under different agreements, and are convertible into common or preferred shares at certain different prices, subject to applicable adjustments. Upon conditions outlined in the agreements, the convertible promissory notes may be automatically converted or become redeemable. See Note 17, “Commitments and Contingencies, (c) Investment Agreements”, for additional information.

We assessed the estimated fair values of these investments as of December 31, 2023. See Note 4 “Fair Value Measurements” for additional information.